UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 27, 2007



                           CAMDEN NATIONAL CORPORATION
               (Exact name of Registrant as specified in charter)


       MAINE                         01-28190            01-0413282
(State or other jurisdiction        (Commission       (IRS employer
    of incorporation)               File Number)    Identification No.)




        Two Elm Street, Camden, Maine                     04843
      (Address of principal executive offices)          (Zip Code)


                                 (207) 236-8821
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

      On November 27, 2007, Camden National Corporation ("Camden") issued a press release announcing that its Board of Directors has authorized Camden to seek approval to transfer the listing of its shares of common stock from the American Stock Exchange ("AMEX") to the NASDAQ Global Select Market ("NASDAQ"). Upon transfer, Camden expects to retain the trading symbol "CAC." Camden anticipates that such transfer, if approved by NASDAQ, will be effective on or about January 1, 2008.

      Under the terms of the Agreement and Plan of Merger between Camden and Union Bankshares, dated as of August 13, 2007, as amended, pursuant to which Union Bankshares will merge with and into Camden (the "Merger"), Camden agreed to use its reasonable best efforts to obtain approval for listing on AMEX the shares of Camden common stock to be issued to Union Bankshares shareholders in the merger. In addition, one of the closing conditions to the Merger is that the shares of Camden stock to be issued to Union Bankshares shareholders shall have been approved for listing on AMEX. In the event that Camden common stock is traded on NASDAQ rather than AMEX at the closing of the Merger, Camden will seek a waiver under the Merger Agreement from these requirements. In return, Camden will agree to use its reasonable best efforts to obtain approval for listing on NASDAQ the shares of Camden common stock to be issued to Union Bankshares shareholders in the Merger, and will agree that, as a closing condition to the Merger, the shares of Camden stock to be issued to Union Bankshares shareholders shall have been approved for listing on NASDAQ. Union Bankshares has informed Camden that it will grant this waiver if so requested.

      The full text of the press release in attached as Exhibit 99.1 to this Current Report on Form 8-K.

      Additional Information and Where to Find It

      In connection with the proposed Merger of Union Bankshares with and into Camden, Camden and Union Bankshares have filed relevant materials with the SEC, including the registration statement on Form S-4 containing a proxy statement/prospectus dated October 23, 2007. INVESTORS ARE URGED TO READ THESE MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CAMDEN, UNION BANKSHARES AND THE MERGER. The proxy statement/prospectus and other relevant materials, and any other documents filed by Camden or Union Bankshares with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Camden by directing a written request to Camden National Corporation, Two Elm Street, Camden, Maine 04843, Attention: Suzanne Brightbill, and free copies of the documents filed with the SEC by Union Bankshares by directing a written request to Union Bankshares Company, 66 Main Street, Ellsworth, Maine 04605,
Attention: Clerk.

      Participants in Solicitation

      Information about the directors and executive officers of Camden and Union Bankshares and information about any other persons who may be deemed participants in this transaction is included in the proxy statement/prospectus dated October 23, 2007. You can find information about Camden's directors and executive officers in the proxy statement for Camden's annual meeting of stockholders filed with the SEC on March 21, 2007. You can find information about Union Bankshares's directors and executive officers in the proxy statement/prospectus dated October 23, 2007. You can obtain free copies of these documents from the SEC, Camden or Union Bankshares using the contact information above.

      Forward-Looking Statements

      This report contains statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "will," "should," and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden and Union Bankshares. These risks, uncertainties and other factors may cause the actual results, performance or achievements of Camden and Union Bankshares to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements.

      Some of the factors that might cause these differences include the following: (i) failure of the parties to satisfy the closing conditions in the Merger Agreement in a timely manner or at all; (ii) failure of the shareholders of Union Bankshares to approve the Merger Agreement; (iii) failure to obtain governmental approvals of the Merger, or imposition of adverse regulatory conditions in connection with such approvals; (iv) disruptions in the businesses of the parties as a result of the pendency of the Merger; (v) integration costs following the merger, (vi) changes in general, national or regional economic conditions; (vii) changes in loan default and charge-off rates; (viii) reductions in deposit levels necessitating increased borrowing to fund loans and investments; (ix) changes in interest rates; (x) changes in laws and regulations; (xi) changes in the size and nature of the Camden's competition;
(xii) failure to obtain NASDAQ's approval to list Camden's common stock on NASDAQ and (xiii) changes in the assumptions used in making such forward-looking statements. Other factors could also cause these differences. For more information about these factors please see Camden's and Union Bankshares' filings with the SEC, including their Annual Report on Form 10-K on file with the Securities and Exchange Commission ("SEC"). All of these factors should be carefully reviewed, and readers should not place undue reliance on these forward-looking statements. These forward-looking statements were based on information, plans and estimates at the date of this report, and the Company does not promise to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Item 9.01.  Financial Statements and Exhibits.

(d) The following exhibits are filed with this Report:

      Exhibit No.      Description
      -----------      -----------
99.1                   Press Release issued by Camden National Corporation on
                       November 27, 2007.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                         CAMDEN NATIONAL CORPORATION



          By:     /s/ Sean G. Daly                       Date: November 27, 2007
                ---------------------------------
                  Sean G. Daly
                  Chief Financial Officer and Principal
                  Financial & Accounting Officer